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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                          1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 19, 2000
                                                 ------------------------------

                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                   0--24425                  54-1684963
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(State or other jurisdiction        (Commission              (I.R.S. Employer
       of incorporation)            File Number)            Identification No.)

501 Fifth Street, Bristol, Tennessee                                    37620
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code    (423) 989-8000
                                                   ----------------------------

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

     On October 19, 2000, King Pharmaceuticals, Inc., a Tennessee corporation, filed a Prospectus Supplement dated October 17, 2000, pursuant to Rule 424(b)(5) related to its registration statement no. 333-95181. The Prospectus Supplement incorporated by reference Supplementary Consolidated Financial Statements including a report thereon by PricewaterhouseCoopers LLP. These Supplementary Consolidated Financial Statements and accompanying Management's Discussion and Analysis of Financial Condition and Results of Operations are included as an exhibit hereto.

                                 EXHIBIT INDEX

Exhibit       Description
-------       -----------


23(a)          Consent of PricewaterhouseCoopers LLP
23(b)          Consent of Ernst & Young LLP
99(a)          Management's Discussion and Analysis of Financial Condition and
               Results of Operations.
99(b)          Supplementary Consolidated Financial Statements

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  KING PHARMACEUTICALS, INC.

Date: October 19, 2000

                                                  By: /s/ James R. Lattanzi
                                                      ------------------------
                                                      James R. Lattanzi
                                                      Chief Financial Officer